CANADIAN DEVELOPMENT PROPERTIES	12 Months Ended
Dec. 31, 2023
Investment property [abstract]
CANADIAN DEVELOPMENT PROPERTIES	CANADIAN DEVELOPMENT PROPERTIES
The Company's Canadian development properties include one development project (The James) and an adjacent commercial property (The Shops of Summerhill) in Toronto. The following table presents the changes in the Canadian development properties balance for the years ended December 31, 2023 and December 31, 2022.

(in thousands of U.S. dollars)	December 31, 2023	December 31, 2022

Opening balance	$136,413	$133,250
Development expenditures	29,415	12,686
Fair value adjustments	—	(440)
Translation adjustment(1)	3,935	(9,083)
Balance, end of year	$169,763	$136,413
(1) During the year, the USD/CAD exchange rate moved from 1.3544 as at December 31, 2022 to 1.3226 as at December 31, 2023, resulting in a favorable foreign currency translation adjustment of $3,935. In the prior year, the USD/CAD exchange rate moved from 1.2678 as at December 31, 2021 to 1.3544 as at December 31, 2022, resulting in an unfavorable foreign currency translation adjustment of $9,083.
The Company earned $1,441 of commercial rental income from The Shops of Summerhill for the year ended December 31, 2023 (2022 - $1,668), which is classified as other income.
Valuation methodology

Fair value is determined by independent appraisers who hold recognized and relevant professional qualifications and have recent experience in the location and category of the property being valued. The fair values of Canadian development properties are based on active market prices for similar development assets and the discounted cash flow methodology is used for commercial income-producing properties.

For properties under development, active market prices for land value per square foot are quoted by third-party appraisers and are adjusted for differences, incorporating the nature of the development, location or condition of the asset, as well as assumptions about the recoverability of development costs, all of which are considered to be level 3 inputs.

For commercial income-producing properties, the discounted cash flow methodology takes into consideration the present value of expected future cash flows from rental operations and the property's eventual sale.

The Canadian development properties were valued on September 1, 2023. Management has assessed the impact of any market changes that occurred subsequent to the date of the valuation and has determined the value remained valid as at December 31, 2023.

Key valuation assumptions for the Canadian development properties are set out below.

	December 31, 2023	December 31, 2022

Property under development
Land value per square foot(1)	$265	$258

Commercial income-producing property
Discount rate	5.00%	4.75%
Capitalization rate	4.75%	4.50%

(1) Equivalent to C$350 per square foot (2022 - C$350) translated to U.S dollars at the year-end exchange rate.

Sensitivity

For the property valued using active market prices, a 5.0% increase or decrease in the appraised land value per square foot would result in a change to the fair value of $6,257 or ($6,257), respectively (2022 - $4,851 and ($4,851), respectively).
For the property valued using the discounted cash flow methodology, a 1.0% increase or decrease in discount rate would result in a change in the fair value of ($2,967) or $3,333, respectively (2022 - ($2,724) and $3,015, respectively), and a 0.25% increase or decrease in the capitalization rate would result in a change to the fair value of ($1,142) or $1,301, respectively (2022 - ($1,246) and $1,401, respectively).